Exhibit 10.65

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NUMBER FIVE

TO

WAFER SUPPLY AGREEMENT

This Amendment Number Five (the “Amendment”), effective as of December 1, 2009 (the “Amendment Effective Date”), amends the Wafer Supply Agreement effective as of May 23, 2003 (as previously amended) (the “Agreement”), by and between X-FAB Dresden GmbH & Co. KG (successor in interest to ZMD Analog Mixed Signal Services GmbH & CoKG) a German corporation (the “Company”) and Power Integrations International, Ltd. (“PI”) a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman KY 1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.

RECITALS

WHEREAS, pursuant to the terms of the Agreement, PI grants to Company licenses of certain of PI’s intellectual property for the sole purpose of PI acquiring from Company the fabrication and supply of wafers of certain power IC products; and

WHEREAS, PI and Company desire to amend the terms of the Agreement; and

WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of Company and PI.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1.	Section 2.3 of the Agreement is deleted in its entirety and replaced with the following:

PI must order at least the quantity of WAFERS by WAFER TYPE forecasted in [*] months of the PI MONTHLY FORECAST unless SUPPLIER agrees to any change.

2.	The following Section 2.4 is added to the Agreement:

The PI MONTHLY FORECAST will be either [*] whole weeks for each forecasted month so as to align with SUPPLIER’s manufacturing calendar. The PI MONTHLY FORECAST will be (a) no less than [*] WAFERS per week during the [*] of calendar year 2010 and no less than [*] WAFERS per week during the [*] of calendar year 2010 (the total annual amount of WAFERS, the “2010 Wafer Commitment”) and (b) no more than the FOUNDRY CAPACITY (i.e., the CURRENT FOUNDRY CAPACITY or INCREASED FOUNDRY CAPACITY, as applicable in accordance with Exhibit A).

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Notwithstanding the foregoing, to the extent SUPPLIER is unable to fulfill any PO from PI because of quality or any other issues (“Unfulfilled Wafers”), then (a) PI will have no obligation to purchase the Unfulfilled Wafers, and (b) the number of Unfulfilled Wafers will count towards PI’s satisfaction of the 2010 Wafer Commitment (i.e., the 2010 Wafer Commitment will be decreased by the number of Unfulfilled Wafers).

Both parties agree to negotiate in good faith any changes in the terms, for calendar years after 2010, regarding the PI MONTHLY FORECAST and the FOUNDRY CAPACITY, at least [*] ([*]) months prior to any such changes becoming effective.

3.	Section 13.1 of the Agreement is deleted in its entirety and replaced with the following:

This Agreement shall continue in full force and effect from the Effective Date until December 31, 2012, unless earlier terminated as provided herein (“Term”).

4.	The Agreement covers PI’s acquisition of wafer fabrication and supply services from SUPPLIER based on [*] inch ([*]”) WAFERS. It is recognized by the parties that the Wafer Supply Agreement amended by this Amendment number five shall not apply to the development and manufacture of [*] inch ([*]) WAFERS. The parties agree to negotiate in good faith regarding PI’s potential acquisition of additional WAFER fabrication and supply services for [*] inch ([*]”) WAFERS from SUPPLIER under a new and separate Wafer Supply Agreement as early as agreeable but no later than [*] ([*] Wafer Supply Agreement”). If, in the process of negotiating the [*] Wafer Supply Agreement, both parties agree that subordination of or modifications to the Agreement are required, then such subordination or modifications to the Agreement will be negotiated in good faith.

5.	[*] Machine

a. SUPPLIER has purchased (1) the following manufacturing equipment defined below, which is an [*] machine (“[*]”): [*] Machine / Model: [*]; and (2) installation of the [*] and fitting for [*].

b. SUPPLIER will own the [*] and, except as set forth above, will be responsible for full installation, connection to existing equipment, testing and qualification of the [*] at SUPPLIER’s facility. Qualification will be in accordance with a qualification plan mutually agreed upon in writing between SUPPLIER and PI. Qualification shall not be complete until the date PI reasonably agrees in writing that the foregoing qualification plan has been met.

c. SUPPLIER shall keep the [*] in operating condition and available for VOLUME PRODUCTION during the Term of this Agreement. SUPPLIER shall be responsible for the maintenance and operation of the [*]. SUPPLIER will pay for all repairs of the [*]. Any repairs should be completed in reasonable time provided, however, that if a repair cannot be completed within [*] ([*]) calendar days from discovery of the need for such repair, then SUPPLIER shall give immediate written notice to PI describing (1) the problem preventing repair in such [*] ([*]) day period, and (2) a firm schedule for completing the repair.

Confidential

2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

d. SUPPLIER shall not modify the [*] without the prior written approval of PI. SUPPLIER will pay for any modifications of the [*]. PI shall determine whether the approved modification requires re-qualification of the [*]. SUPPLIER agrees to re-qualify the [*] if so determined in accordance with a mutually agreed-to, written qualification plan. Such re-qualification will be at SUPPLIER’s expense.

e. Without PI’s prior written consent, SUPPLIER shall not (a) move or relocate the [*], (b) lend or transfer it to any third party, or (c) encumber the [*] with any lien or other security interest, except for the terms and conditions of any grant by the German government.

f. The [*] will be used for manufacturing WAFERS for PI, and for PI research and development activities. The [*] will not be used for the benefit of competitors of PI. SUPPLIER will obtain prior written consent of PI for the use of the [*] for third parties. Such consent will not unreasonably be withheld. The operation of the [*] for any other use is permitted as long as delivery and FOUNDRY CAPACITY commitments by SUPPLIER to PI are met.

g. SUPPLIER will maintain, at its sole cost and expense, the same types and amounts of insurance for the [*] as SUPPLIER maintains for its other similar equipment at SUPPLIER’s facility. A Certificate of Insurance indicating such coverage shall be delivered to PI upon request. The Certificate shall indicate that the policy will not be changed or terminated without at least [*] ([*]) days’ prior notice to PI, shall name PI as an additional named insured and shall also indicate that the insurer has waived its subrogation rights against PI.

h. SUPPLIER hereby grants a security interest in the [*] furnished hereunder and the proceeds therefrom, to secure full re-payment of the [*] COST to PI in accordance with this Agreement. SUPPLIER agrees to execute any financing statements or other documents PI requests to protect its security interest.

i. The requirements of Sections 5(d), (e), (f), (g), and (h) will expire upon the earlier of the date that SUPPLIER delivers and PI accepts the Rebate Number of Wafers (defined below) or upon the date that PI is paid the total amount set forth in Section 5(k).

j. For the [*] costs, PI will pay SUPPLIER [*] U.S. dollars (U.S. $[*]) (“[*] Cost”) (i.e., U.S. $[*] for the [*] and U.S. $[*] for installation and fitting), provided that SUPPLIER will pay PI back for the [*] Cost in the form of [*] U.S. dollars (U.S. $[*]) discounts per wafer after the Rebate Milestone Date until SUPPLIER delivers and PI accepts [*] ([*]) WAFERS (“Rebate Number of Wafers”) (i.e., U.S. $[*] x [*] = U.S. $[*]). The “Rebate Milestone Date” means the date on which the [*] is qualified for production by PI. Upon PI’s receipt of written confirmation of the [*] order, PI will pay SUPPLIER the [*] Cost in accordance with the [*] purchase order payment timeframes.

Confidential

3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

k. If this Agreement is terminated in accordance with Article 13 (“Term and Termination”) of the Agreement before SUPPLIER delivers and PI accepts the Rebate Number of Wafers the SUPPLIER shall immediately pay PI the following amount:

(a) The difference of (i) the [*] minus (ii) the [*] under this Agreement after the Rebate Milestone Date, times (b) [*] U.S. dollars (U.S. $[*]). For example, but without limitation, if PI has accepted [*] WAFERS between the Rebate Milestone Date and the termination date, then SUPPLIER shall pay PI ([*] – [*]) x ($[*]) = $[*].

If this Agreement expires before SUPPLIER delivers and PI accepts the Rebate Number of Wafers, SUPPLIER will have no obligation to pay PI any funds under this Section 5(k), provided the quantity of WAFERS delivered by SUPPLIER was not materially adversely affected by SUPPLIER’S quality, production, or delivery problems.

6.	Exhibit A to the Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

7.	Exhibit B to the Agreement is deleted in its entirety and replaced with Exhibit B attached hereto. Exhibit B attached hereto shall apply to all POs submitted by PI on or after the Amendment Effective Date.

8.	Effective as of the Amendment Effective Date, all references in the Agreement to the “Agreement” or “this Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

X-FAB DRESDEN GMBH & CO. KG		POWER INTEGRATIONS INTERNATIONAL, LTD.

By:	/s/ Chris Forster	By:	/s/ John Tomlin
Name:	Chris Forster	Name:	John Tomlin
Title:	Chief Financial Officer	Title:	President

By:	/s/ TH Hariung
Name:	TH Hariung
Title:	Vice President, Marketing & Sales

Confidential

4.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A

SUPPLIER FOUNDRY CAPACITY AND PI ANNUAL FORECAST

1. SUPPLIER FOUNDRY CAPACITY

a. The following FOUNDRY CAPACITY of [*] WAFERS per week will be committed effective from [*] through [*] (the “CURRENT FOUNDRY CAPACITY”). The committed FOUNDRY CAPACITY will change to [*] WAFERS per week effective from [*] onwards. The FOUNDRY CAPACITY will be increased to the INCREASED FOUNDRY CAPACITY (defined below). PI may request and SUPPLIER may approve an increase in the monthly CURRENT FOUNDRY CAPACITY in addition to the limits above via the PI MONTHLY FORECAST. Notwithstanding anything to the contrary in Section 2.1 of the Agreement, in no event will the FOUNDRY CAPACITY exceed the CURRENT FOUNDRY CAPACITY or INCREASED FOUNDRY CAPACITY (as applicable) unless the parties agree otherwise in writing.

b. The parties hereby agree to use commercially reasonable efforts to increase the FOUNDRY CAPACITY up to [*] WAFERS per week or the actual increase in FOUNDRY CAPACITY finally achieved, (the “INCREASED FOUNDRY CAPACITY”) on or before the end of [*], and in any event as early as possible, in accordance with this Section. Such efforts will include purchase, installation, qualification and implementation of a new [*] machine, as well as analysis and elimination of other potential equipment-based limits to FOUNDRY CAPACITY. SUPPLIER will promptly notify PI in writing when the INCREASED FOUNDRY CAPACITY is available.

c. SUPPLIER will take all reasonable measures, including without limitation those described in this Exhibit A, to expand its FOUNDRY CAPACITY to the INCREASED FOUNDRY CAPACITY, BUT SUPPLIER DOES NOT WARRANT, NEITHER IMPLIED NOR EXPRESSLY, THAT SUCH MEASURES WILL BE SUCCESSFUL AND LEAD TO THE INCREASED FOUNDRY CAPACITY.

d. If the parties enter into an [*] Wafer Supply Agreement, the parties will re-negotiate in good faith the FOUNDRY CAPACITY for [*] WAFERS that would be replaced by [*] wafers.

2. PI’s projected PI ANNUAL FORECAST of WAFER orders

The table below summarizes the PI ANNUAL FORECAST for the next three years. Except for the 2010 Wafer Commitment, the PI ANNUAL FORECAST are non-binding estimates. Estimated volume for calendar year 2010 is comprised of the 2010 Wafer Commitment, and some number of WAFERS above the 2010 Wafer Commitment, dependent upon the PI MONTHLY FORECAST and the availability of the INCREASED FOUNDRY CAPACITY.

SUPPLIER (FY)	2009	2010	2011	2012
WAFERS	[*]	[*] (inclusive of [*] 2010 Wafer Commitment)	[*]	[*]

Confidential

5.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit B

PRICES

[*] Inch DC/DS PROCESS WAFER

Price:	[*] layers	less than [*]	$[*]
		[*]-[*]	$[*]
		[*]-[*]	$[*]
		[*]-[*]	$[*]
		[*]	$[*]
Pricing is [*].

Delivery times:		[*]	DC PROCESS

ENGINEERING WAFER
Price:		Std. and non-std. run	$[*]
		Hot run	$[*]
		Minimum wafer lot size	[*] wafers

Delivery times:
		Standard run	[*]
		Hot run	[*]
		Non-Standard run	[*]

MASK TOOLING SET

Price:		[*] mask set
([*] [*] masks)
		([*] [*] masks)	$[*]

Individual masks

[*] mask $[*]
[*] mask $[*]

Vendors:		[*]

THE ABOVE PRICES ARE FOR [*]. ALL PRICES ABOVE FOR [*] WILL BE NEGOTIATED IN THE [*] OF THE [*] BEGINNING IN [*] AND PAID IN US DOLLARS. IF THE PARTIES ARE UNABLE TO AGREE ON PRICING FOR [*] PRIOR TO THE [*] OF THE [*], THEN THE PRICING FROM THE [*] WILL APPLY FOR SUCH [*].

Confidential

6.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.